Accrued Liabilities and Other Payables - Schedule of Accrued Liabilities and Other Payables (Details) - USD ($)		Jun. 30, 2025	Jun. 30, 2024
Schedule of Accrued Liabilities and Other Payables [Abstract]
Accrued expenses		$ 27,706	$ 15,277
Provision for unutilised annual leave		21,448	17,303
Funds held for settlement	[1]	688,243	581,812
Others		26,370	57,076
Total		$ 763,767	$ 671,468

[1]	We hold certain funds for settlement to third-party service providers. These primarily represent audit fees payable to independent Hong Kong auditors for audit services performed for our clients. As part of our integrated business services, we coordinate these services to streamline processes for our clients, ensuring efficiency and continuity. The Group does not perform any audit work. These amounts are not recognized as revenue, as we do not control the audit services provided, nor do we apply a markup on these fees. No individual item exceeds 5% of total current liabilities as of the reporting date.